PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT ("Agreement"), dated as of the 31st day of July, 1997, is entered into by and between MOBILE MINI, INC., a Delaware corporation (the "Company"), and ARIZONA LAND INCOME CORPORATION, an Arizona corporation (the "Lender").

                                    RECITALS:
                                    --------

          A. The Company and the Lender have entered into a financing transaction pursuant to which the Company has executed that certain Senior Subordinated Promissory Note dated July 31, 1997 (the "Note") in favor of the Lender. All capitalized terms used as defined terms in this Agreement, unless otherwise expressly provided herein, shall have the meaning set forth in the Note.

          B. Pursuant to the Note, the Company has agreed to establish an interest reserve account (the "Reserve Account") and to grant to the Lender a security interest in such Reserve Account to secure all obligations of the Company arising under the Note in accordance with the terms of this Agreement.

                                   AGREEMENTS:
                                   ----------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Company and the Lender agree as follows:

I. Security Interest. The Company hereby pledges and grants to the Lender and its successors and assigns a security interest in all of the Company's right, title and interest in and to all of the following: (i) the Reserve Account which has been established at Bank One Arizona, N.A. (the "Bank"), as further identified on Exhibit A attached hereto, and (ii) any and all funds of the Company deposited therein and any earnings therefrom (collectively, "Collateral"); provided, that so long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to retain for its own account any interest earned on the Reserve Account. Without limiting the foregoing pledge and grant of security interest, and regardless of whether an Event of Default (as defined in the Note) shall have occurred and be continuing, so long as the Note is outstanding, the Company shall be permitted to use any funds constituting the Collateral only to pay interest under the Note as set forth therein. The Company shall promptly provide notice of the foregoing pledge and security interest to the Bank, in such form as is reasonably acceptable to the Lender, and shall obtain the acknowledgement of the Bank of the terms thereof.

II.      Indebtedness Secured.
         --------------------

     A. Description of Indebtedness. This Agreement is made for the purpose of securing the following:

          1. payment of the principal amount of the Note, together with unpaid interest, and any extension, modification, substitution or renewal thereof; and

          2. performance of any and all other obligations of the Company arising under the Note.

     B. Pledge Obligations. The term "Pledge Obligations" as used herein shall mean, collectively, the monetary, performance and other obligations at any time secured hereby.

III. Representations and Warranties. The Company represents and warrants and, so long as any Pledge Obligations remain unpaid or unperformed, shall continuously represent and warrant that: (i) each instrument or document constituting or evidencing ownership of the Collateral is genuine and is in all respects what it purports to be; (ii) the Company is the owner of the Collateral free of all security interests or other encumbrances other than those granted pursuant to this Agreement in favor of the Lender, and no effective financing statement covering the Collateral has been filed or recorded in any public office other than those filed or recorded pursuant to this Agreement in favor of the Lender;
(iii) the Company is authorized to enter into this Agreement; and (iv) the security interest granted to the Lender pursuant to this Agreement with respect to all amounts held in the Reserve Account is a first and prior security interest in such Collateral.

IV. Affirmative Covenants. So long as any Pledge Obligations remain unpaid, the Company will defend the Collateral against the claims and demands of all other parties, will keep the Collateral free from all security interests or other encumbrances other than the Lender's, and will not sell, transfer, assign, deliver or otherwise dispose of any of the Collateral or any interest therein other than in accordance with the terms of the Note without the prior written consent of the Lender.

V. Remedies. In the event of any Event of Default under the Note arising as a result of the Company's failure to pay when due any interest thereunder and the Company's failure to cure such default within ten (10) days after receipt of written notice thereof (stating that a failure to cure such default will result in the application of the Collateral to the payment of obligations under the
Note), the Lender shall have the right to apply all or any part of the Collateral to payment of interest due under the Note. After such application and provided the obligations of the Company hereunder have been fully satisfied, the Lender shall hold the balance of the Collateral (if any) for disposal by the Company or such other person as is entitled thereto by law. The Company shall remain liable for any and all of its obligations hereunder or under the Note in excess of any amount so applied.

VI. Miscellaneous.
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
          A. Waivers. No waiver by the Lender of any of its rights or remedies hereunder or otherwise shall be considered a waiver of any other or subsequent right or remedy of the Lender; no delay or omission in the exercise or enforcement by the Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of the Lender; and no exercise or enforcement of any such right or remedy shall ever be held to exhaust any right or remedy of the Lender.

          B. Preservation of Security Interest. The Lender shall have no obligation to take, and the Company shall have the sole responsibility for taking, any and all steps to preserve the Lender's rights against any and all other parties with respect to the Collateral.

          C. Binding Effect, Assignment and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto. The Company has no right to assign any of its rights or obligations hereunder without the prior written consent of the Lender. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended or modified only by a writing signed on behalf of each party.

          D. Governing Law. This Agreement and the transaction evidenced hereby shall be governed by the laws of the State of Arizona (without reference to the provisions thereof relating to conflicts of laws).

          E. Notice. Whenever it is provided herein that notice, demand, request, consent, approval or other communication shall or may be given to, or served upon, any of the parties, or whenever any of the parties hereto desires to give or serve upon the other any notice, demand, request, consent, approval or other communication with respect hereto, each such notice, demand, request, consent, approval or other communication shall be in writing and shall be effective for any purpose only if given or served by (a) certified or registered U.S. Mail, postage prepaid, return receipt required, (b) personal delivery with a signed receipt or (c) a recognized national courier service, addressed as follows:

          If to the Company:                 MOBILE MINI, INC.
                                             1834 West Third Street
                                             Tempe, Arizona  85281
                                             Attn:  Lawrence Trachtenberg



          If to the Lender:                  ARIZONA LAND INCOME CORPORATION
                                             2999 North 44th Street, Suite 100
                                             Phoenix, Arizona  85018
                                             Attn:  Tom Hislop

Any such notice may be given, in the manner provided in this Section, on either party's behalf by its attorneys designated by such party by notice hereunder. Every notice given hereunder shall be effective on the date actually received, as indicated on the receipt therefor or on the date delivery thereof is refused by the recipient thereof. Any party hereto may by notice delivered to the other parties, change its address for purposes of this Agreement.

     F. Expenses. The Company shall pay all costs and expenses incurred by the Lender in enforcing this Agreement and in realizing upon the Collateral, including, without limitation, if the Lender retains counsel for any such purpose, its reasonable attorneys' fees and expenses actually incurred.

     G. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

          "the Company"                     MOBILE MINI, INC.
                                            a Delaware corporation


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



          "the Lender"              ARIZONA LAND INCOME CORPORATION, an
                                            Arizona corporation


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

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
                                    Exhibit A

                                 RESERVE ACCOUNT


                  Account No. 4003-8927 at

                           Bank One
                           ABA # 1221-00024
                           44 West Broadway Road
                           Tempe, AZ 85285

                                    Exhibit B

                                NOTICE OF PLEDGE

                                 (see attached)